EXECUTION COPY SECOND AMENDMENT TO CREDIT AGREEMENT This Second Amendment to Credit Agreement (this “Amendment”) is made as of July 3, 2024, by and among: BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”); the Persons named on Schedule I hereto (individually, a “Guarantor”, and collectively, the “Guarantors”, and together with the Borrower, individually, a “Loan Party”, and collectively, the “Loan Parties”); the LENDERS party hereto; and AXOS BANK, as Administrative Agent; in consideration of the mutual covenants herein contained and benefits to be derived herefrom. W I T N E S S E T H: WHEREAS, reference is made to that certain Credit Agreement, dated as of January 18, 2024 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Credit Agreement”), by, among others, the Loan Parties, the Lenders party thereto from time to time, and Axos Bank, as Administrative Agent; and WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement as set forth herein. NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as hereinafter provided: 1. Defined Terms. Capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement unless otherwise defined herein. 2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: (a) Section 1.01 of the Credit Agreement is hereby amended as follows: (i) By amending the definition of “Borrowing Base” by amending and restating clause (a) thereof to read in its entirety as follows: “ “(a) the least of (i) $25,000,000, (ii) 55% multiplied by the face amount of Eligible Trade Receivables, (iii) Cost of Eligible Inventory, multiplied by the NOLV Percentage (provided, that this clause (iii) shall no longer be effective or applicable from and after the Specified Revolver Paydown), or (iv) the Cost of Eligible Inventory, multiplied by the Inventory Advance Rate; plus” (ii) By amending and restating the definition of “Joinder Date” to read in its entirety as follows: “ “Joinder Date” means the date that is the earlier to occur of (x) the date on which the Loan Parties shall have caused the UK Loan Parties, the Danish Loan Parties, the Italian Loan Parties and the Luxembourg Loan Parties to have been joined

2 under the Loan Documents in accordance with the Post-Closing Letter, or (y) September 30, 2024; provided, that there shall be no requirement of any joinder or the Joinder Date in connection with any Loan Parties that are disposed of as part of a Specified Transaction.” (iii) By amending and restating the definition of “Letter of Credit Sublimit” to read in its entirety as follows: “ “Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $100,000,000.00 (which amount shall be reduced, on a dollar-for-dollar basis with any Specified L/C Paydown) and (b) the Revolving Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility.” (iv) By amending and restating the definition of “Maturity Date” to read in its entirety as follows: “ “Maturity Date” means January 18, 2027; provided that if as of October 31, 2025, the Indebtedness under any of the Unsecured Notes has not been refinanced pursuant to a Permitted Refinancing, or the maturity date of all of the Unsecured Notes has not been otherwise extended to a date on or after July 18, 2027, in each case, on terms reasonably satisfactory to the Administrative Agent, then “Maturity Date” means October 31, 2025.” (v) By amending and restating the definition of “NOLV Percentage” to read in its entirety as follows: “ “NOLV Percentage” means, from and after the Second Amendment Effective Date, 37%; provided, that such percentage shall automatically reduce as follows: (i) upon the occurrence of the Specified Revolver Paydown, the NOLV Percentage shall reduce to 20%, and (ii) unless the Specified Revolver Paydown has occurred, commencing on November 1, 2024, and on the first day of each calendar month thereafter, the NOLV Percentage shall reduce by 1% per month, until the NOLV Percentage has been reduced to 20%.” (vi) By adding the following new definitions thereto in appropriate alphabetical order: “ “First Amendment Effective Date” means April 30, 2024. “ “Second Amendment” means the Second Amendment to Credit Agreement, dated as of July 3, 2024, by and among the Borrower, the Guarantors, the Lenders and the Administrative Agent.” “ “Second Amendment Effective Date” means July 3, 2024.” “ “Specified L/C Paydown” has the meaning specified in Annex I to the Second Amendment.” “ “Specified Revolver Paydown” has the meaning specified in Annex I to the Second Amendment.”

3 “ “Specified Transactions” has the meaning specified in the Second Amendment.” (vii) By deleting the definition of “Increased Inventory Period”. 3. Consent to Specified Transactions. Subject to the satisfaction of the conditions set forth in Section 7 hereof and in reliance upon the representations and warranties set forth in Section 8 hereof, and pursuant to Section 11.01 of the Credit Agreement, the Administrative Agent and the Lenders party hereto hereby consent to the transactions described on Annex I attached hereto (such transactions, the “Specified Transactions”), and hereby further agree that the consummation of such Specified Transactions in accordance with the terms hereof (including Annex I attached hereto) shall not result in an Event of Default under Section 8.01(c) (with respect to the application of proceeds as required in Section 2.05(b) of the Credit Agreement) or under Section 8.01(b) of the Credit Agreement (with respect to the restrictions on Dispositions set forth Section 7.05 of the Credit Agreement). The foregoing consent (i) relates only to the Specified Transactions, (ii) is subject, in each case, to the satisfaction of the Specified Transaction Conditions set forth in Annex I attached hereto, (iii) is a one-time consent, (iv) except as expressly set forth herein, shall not be deemed to constitute a waiver of any other provision of the Credit Agreement, and (v) is granted in express reliance upon the Loan Parties’ representations, warranties, and agreements set forth herein. 4. Specified Borrowing Base Adjustments. Subject to the satisfaction of the conditions set forth in Section 7 hereof and in reliance upon the representations and warranties set forth in Section 8 hereof, and pursuant to Section 11.01 of the Credit Agreement, the Administrative Agent and the Lenders party hereto hereby agree to certain adjustments to the Borrowing Base as set forth on Annex II attached hereto (such transactions, the “Specified Borrowing Base Adjustments”). 5. Amendment to Post-Closing Letter. The deadline for the Loan Parties to comply with the joinder requirements in Paragraph 1 of Exhibit A to the Post-Closing Letter is hereby extended to September 30, 2024. 6. Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement, the Collateral Documents and the other Loan Documents remain in full force and effect. The Loan Parties hereby ratify, confirm, and reaffirm that all representations and warranties of the Loan Parties contained in the Credit Agreement, the Collateral Documents and each other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that (x) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects on and as of such earlier date, or (y) such representations and warranties contain a materiality qualification, in which case they are true and correct in all respects. The Guarantors hereby acknowledge, confirm and agree that the Guaranteed Obligations of the Guarantors under the Guaranty include, without limitation, all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been amended pursuant to this Amendment. The Loan Parties hereby acknowledge, confirm and agree that the Collateral Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Secured Parties, pursuant thereto, shall continue to secure all applicable Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents. 7. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

4 (a) The Administrative Agent shall have received counterparts of (i) this Amendment, and the Fee Letter described in clause (ii) of the definition thereof (as amended hereby), in each case duly executed and delivered by each of the parties hereto and thereto. (b) All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Amendment and the documents, instruments and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent. (c) Since the date of the balance sheet included in the Audited Financial Statements, there shall not have occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The Administrative Agent shall have received in immediately available funds, for the ratable benefit of the Lenders, a nonrefundable amendment fee in the amount of $50,000, which amendment fee shall be fully earned on the effective date of this Amendment. (e) The Administrative Agent and the Lenders shall have received payment for all fees and expenses owing pursuant to Section 11.04 of the Credit Agreement. (f) No Default or Event of Default shall have occurred and be continuing. (g) The Administrative Agent shall have received a consent letter from the Existing Reimbursement Facility Agent under the Intercreditor Agreement, pursuant to which the Existing Reimbursement Facility Agent shall have provided consent to the Specified Transactions and to the amendments contemplated hereby (to the extent required pursuant to the Intercreditor Agreement), which consent letter shall be in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Existing Reimbursement Facility Agent. (h) The Administrative Agent shall have received such additional documents, instruments, and agreements as the Administrative Agent may reasonably request in connection with the transactions contemplated hereby. 8. Representations and Warranties. (a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation (including, without limitation, the Unsecured Notes Documents, the Existing L/C Facility Documents, the Existing Reimbursement Facility Documents and the Specified Guarantor Subordinated Debt Documents) to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, except where such conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect, or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or

5 (iii) violate any Applicable Law, except where, in the case of this clause (iii), such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms. (c) The Loan Parties, together with their Subsidiaries on a Consolidated basis, are Solvent. (d) Since the date of the balance sheet included in the Audited Financial Statements, there has not occurred any event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (e) None of any Loan Party’s Organization Documents (including, without limitation, authorizing resolutions) attached to those certain Secretary’s Certificates delivered to the Administrative Agent on the Closing Date have been amended, modified, supplemented, revoked or rescinded since the Closing Date, and all of such Organization Documents remain in full force and effect as of the date hereof. (f) No Default or Event of Default has occurred and is continuing. 9. Miscellaneous. (a) Each of the Loan Parties hereby acknowledges and agrees that it has no offsets, defenses, claims, or counterclaims against the Administrative Agent, the other Secured Parties, or their respective Related Parties, with respect to the Obligations, and that if any of the Loan Parties now has, or ever did have, any offsets, defenses, claims, or counterclaims against such Persons, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Amendment, all of them are hereby expressly WAIVED, and each of the Loan Parties hereby RELEASES such Persons from any liability therefor. (b) The provisions of Section 11.18 (Electronic Execution; Electronic Records; Counterparts) of the Credit Agreement are hereby incorporated herein, mutatis mutandis. (c) This Amendment, the Credit Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

6 CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (e) If any provision of this Amendment, the Credit Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment, the Credit Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (f) The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection with this Amendment and are not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their respective counsel in entering into this Amendment. (g) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. [SIGNATURE PAGES FOLLOW]

Signature Page to Second Amendment to Credit Agreement IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written. BABCOCK & WILCOX ENTERPRISES, INC., as Borrower By: ____________________________ Name: Rodney E. Carlson Title: Treasurer AMERICON EQUIPMENT SERVICES, INC. AMERICON, LLC BABCOCK & WILCOX CONSTRUCTION CO., LLC BABCOCK & WILCOX EQUITY INVESTMENTS, LLC BABCOCK & WILCOX HOLDINGS, LLC BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION BABCOCK & WILCOX INTERNATIONAL, INC. THE BABCOCK & WILCOX COMPANY BABCOCK & WILCOX TECHNOLOGY, LLC DIAMOND OPERATING CO., INC. DIAMOND POWER CHINA HOLDINGS, INC. DIAMOND POWER EQUITY INVESTMENTS, INC. DIAMOND POWER INTERNATIONAL, LLC SOFCO – EFS HOLDINGS LLC BABCOCK & WILCOX SPIG, INC. BABCOCK & WILCOX CANADA CORP. BABCOCK & WILCOX NEW ENERGY HOLDINGS, LLC BABCOCK & WILCOX SOLAR ENERGY, INC. BABCOCK & WILCOX CHANUTE, LLC BABCOCK & WILCOX FPS INC., as Guarantors By: ____________________________ Name: Rodney E. Carlson Title: Treasurer

Signature Page to Second Amendment to Credit Agreement AXOS BANK, as Administrative Agent By: ____________________________ Name: David Park Title: Executive Vice President

Signature Page to Second Amendment to Credit Agreement AXOS BANK, as a Lender By: ____________________________ Name: David Park Title: Executive Vice President

Schedule I Guarantors Americon Equipment Services, Inc. Americon, LLC Babcock & Wilcox Construction Co., LLC Babcock & Wilcox Equity Investments, LLC Babcock & Wilcox Holdings, LLC Babcock & Wilcox International Sales and Service Corporation Babcock & Wilcox International, Inc. The Babcock & Wilcox Company Babcock & Wilcox Technology, LLC Diamond Operating Co., Inc. Diamond Power China Holdings, Inc. Diamond Power Equity Investments, Inc. Diamond Power International, LLC Sofco – EFS Holdings LLC Babcock & Wilcox SPIG, Inc. Babcock & Wilcox Canada Corp. Babcock & Wilcox New Energy Holdings, LLC Babcock & Wilcox Solar Energy, Inc. Babcock & Wilcox Chanute, LLC Babcock & Wilcox FPS Inc.

Annex I Specified Transactions 1. Disposition of substantially all of the assets comprising the Loan Parties’ Renewable Services Subsidiary in Denmark, with estimated aggregate net sale proceeds of $82,600,000. 2. Disposition of substantially all of the assets comprising the Loan Parties’ cooling condenser subsidiary based in Italy and the Loan Parties’ fuel gas treatment subsidiary based in Sweden, with estimated aggregate net sale proceeds of $43,700,000. 3. Disposition of substantially all of the assets comprising the Loan Parties’ Diamond Power and ASH subsidiaries, with estimated aggregate net sale proceeds of $168,000,000. Specified Transaction Conditions: (a) Documentation: For each of the Specified Transactions, the Administrative Agent shall have received fully executed copies of all purchase agreements and related documentation (including all schedules and exhibits thereto), each of which shall be in form and substance acceptable to the Administrative Agent. (b) Application of the Net Cash Proceeds of Specified Transactions: Regardless of the order of consummation of the Specified Transactions, the Net Cash Proceeds of all three (3) occurrences of the Specified Transactions as outlined in this Annex shall be applied in the order, and in the amounts, set forth below (in each case, unless otherwise agreed by the Administrative Agent in its sole discretion): (i) to the repayment of Revolving Loans under the Credit Agreement, in an aggregate amount equal to $10,000,000 (the “Specified Revolver Paydown”); (ii) to the repayment of liabilities in respect of the Loan Parties’ Pension Plans, in an aggregate amount equal to $15,000,000; (iii) to the repayment of L/C Borrowings and/or L/C Advances, or if no such amounts are outstanding, to the Cash Collateralization of existing L/C Obligations, in an aggregate amount equal to $10,000,000 (the “Specified L/C Paydown”) (it being understood and agreed that, upon any such payments or Cash Collateralization, the Letter of Credit Sublimit shall automatically and immediately be reduced on a dollar-for-dollar basis); (iv) to PNC in an amount not exceeding $1,600,000 in connection with the repayment and/or cash collateralization of the Existing Facilities Obligations; (v) to the repayment of Revolving Loans under the Credit Agreement, in an aggregate amount equal to $54,000,000 (which amounts may be reborrowed in whole or in part to the extent permitted under the Credit Agreement at such time and may be used for purposes permitted under the Credit Agreement, including for working capital needs);

(vi) to the repayment of the Unsecured Notes, in an aggregate amount equal to $193,000,000; and (vii) the remainder to be retained by the Loan Parties in accounts subject to Qualifying Control Agreements to finance working capital, Capital Expenditures and Acquisitions and for general corporate purposes (including the payment of fees and expenses), in each case to the extent permitted under applicable Law and the Loan Documents.

Annex II Specified Borrowing Base Adjustments 4. Permit, in accordance with clause (o) of the definition of Eligible Trade Receivables, foreign credit insurance in form, substance, amount and by an insurer reasonably satisfactory to the Administrative Agent, with respect to the Accounts of Lostock Sustainable Energy UK. 5. Subject to the receipt by the Administrative Agent of a lien release from the Existing Reimbursement Facility Agent (such release to be in form and substance and on terms and conditions reasonably acceptable to the Administrative Agent) in respect of the Existing Reimbursement Facility Obligations, the Administrative Agent shall remove or reduce the Equipment Reserve of approximately $5,000,000, which Equipment Reserve was implemented in connection with the Existing Reimbursement Facility Obligations. 4014193.4